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     JANUS ORION FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............      1

          Statement of Assets and Liabilities .........      4

          Statement of Operations .....................      5

          Statement of Changes in Net Assets ..........      6

          Financial Highlights ........................      7

          Notes to Schedule of Investments ............      8

          Notes to Financial Statements ...............      9

          Explanation of Charts and Tables ............     13

          Report of Independent Accountants ...........     15

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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Janus Orion Fund

[PHOTO]
Ron Sachs
portfolio manager

For the 12-month period ended October 31, 2001, Janus Orion Fund reported a loss of 40.69% versus a decline of 24.83% for the S&P 500 Index, the Fund's benchmark.(1)

Equity markets faced several challenges over the past fiscal year as weakness in corporate profits and capital spending weighed heavily on stocks. However, none of these pressures had more bearing than the tragedies occurring on September
11. When U.S. markets reopened, an unanticipated Federal Reserve interest rate cut failed to calm nervous investors, who in turn sent the Dow Jones Industrial Average reeling to its steepest one-week loss since the Great Depression. While the full extent of the damage has yet to be determined, the sudden and dramatic pullback in consumer spending pushed the already sagging economy into recession.

Given the generally negative bias and because there were few compelling opportunities prior to the September 11 attacks, we maintained a relatively large cash position during the latter half of the period. This worked to our advantage, as stocks spent much of the summer in an extended retreat. However, as valuations returned to more reasonable levels following the tragedies, we took the opportunity to put some money to work in those companies we believe have the ability to maintain pricing power in a weaker economy as well as those primed to benefit from an eventual economic recovery.

In any event, the past year proved disappointing for a number of our holdings, including Vitesse Semiconductor, a leading chipmaker for the optical-networking market. While cutbacks in capital spending and earnings shortfalls have hurt the company, Vitesse continues to score important design wins and is successfully transitioning its business to more value-added, higher-margin components. We believe the company is well-positioned to dominate its niche as demand rebounds for next-generation telecommunications infrastructure equipment. We will continue to monitor Vitesse's progress with new design wins and the status of telecom capital equipment spending.

Some of our media stocks also performed poorly due to the generally weak advertising climate. Among the losers were Hispanic Broadcasting, a well-run operator of Spanish-language radio stations that has a strong balance sheet and is in excellent position to make strategic acquisitions, and Clear Channel Communications, which has a diverse collection of premier media properties along with strong recurring revenue streams provided by its large subscriber base. We viewed the price dips in both stocks as unwarranted considering their longer-term prospects and chose to add to our positions.

Positive performers included hospital operator Tenet Healthcare, which, amid a torrent of profit warnings in all corners of the market, continued to raise and beat earnings estimates. The company is capitalizing on a favorable pricing environment, as well as consolidation in the hospital industry. Tenet is focused on improving cash-flow dynamics through cost controls, increasing admissions by offering the facilities and specialties patients need and operational efficiencies. Beyond that, an emphasis on establishing critical mass in specific geographical markets allows Tenet to wield substantial leverage in pricing negotiations with health insurers and corporate sponsors.

Meanwhile, Berkshire Hathaway, the world's largest reinsurance concern, lost an estimated $2.2 billion from the World Trade Center attacks. However, these losses are a relatively small part of Berkshire's capital base, and with its strong balance sheet and an anticipated environment of improving prices, terms and conditions for reinsurance issuers, we believe Berkshire is well-positioned for a sustained period of outperformance. In addition, the company's fractional jet ownership program, Netjets, presents some exciting growth opportunities for the future.

Although the Fund's negative performance has been troubling, we believe there is reason to be optimistic looking ahead. Fueling our optimism is the way central bankers and government officials throughout the world have come together to combat a global slowdown in the wake of the terrorist attacks. In fact, the degree of coordination between the United States, Europe and Japan to inject liquidity into the marketplace has been unprecedented. Furthermore, the Bush administration's proposed fiscal stimulus package has raised hopes that the current U.S. recession may be shorter in duration than we previously anticipated. This period of economic and market uncertainty has been unsettling, but it has given us the opportunity to find attractive new investments for the portfolio.

Thank you for your investment in Janus Orion Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Orion Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
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Equities                                               83.1%               95.7%
  Foreign                                              11.1%               16.6%
Top 10 Equities                                        39.2%               53.4%
Number of Stocks                                          35                  28
Cash and Cash Equivalents                              16.9%                4.3%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
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Broadcast Services and Programming                      6.7%                3.9%
Reinsurance                                             5.8%                  --
Medical - Drugs                                         5.4%                3.6%
Medical - Hospitals                                     5.4%                  --
Fiduciary Banks                                         4.3%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                      5.8%                  --
Clear Channel Communications, Inc.                      4.9%                3.9%
Bank of New York Company, Inc.                          4.3%                  --
Embraer-Empresa Brasileira de
  Aeronautica S.A. (ADR)                                4.0%                  --
Hispanic Broadcasting Corp.                             3.8%                3.1%
Sepracor, Inc.                                          3.8%                  --
E*TRADE Group, Inc.                                     3.3%                  --
Community Health Care                                   3.1%                  --
Starwood Hotels & Resorts
  Worldwide, Inc.                                       3.1%                  --
Redback Networks, Inc.                                  3.1%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line.
The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($5,225) as compared to the S&P 500 Index ($7,407).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 6/30/00*
(40.69)%      (38.46)%

Janus Orion Fund - $5,225

S&P 500 Index - $7,407

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All returns reflect reinvested dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 83.1%
Aerospace and Defense - 4.0%
     1,392,010  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................  $     23,886,892

Broadcast Services and Programming - 6.7%
       770,900  Clear Channel Communications, Inc.* ..........        29,386,708
       928,510  Liberty Media Corp. - Class A* ...............        10,854,282

                                                                      40,240,990

Computer Services - 1.8%
       669,685  Ceridian Corp.* ..............................  $     11,043,106

Computers - Integrated Systems - 3.1%
     4,641,655  Redback Networks, Inc.* ......................        18,613,036

Diversified Operations - 2.9%
     1,325,825  Cendant Corp.* ...............................        17,182,692

E-Commerce/Services - 2.5%
     1,113,675  Ticketmaster - Class B* ......................        15,190,527

See Notes to Schedule of Investments.

2  Janus Orion Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Fiduciary Banks - 4.3%
       761,255  Bank of New York Company, Inc. ...............  $     25,890,282

Finance - Investment Bankers/Brokers - 2.4%
       185,905  Goldman Sachs Group, Inc. ....................        14,530,335

Food - Wholesale/Distribution - 0.7%
       140,465  Performance Food Group Co.* ..................         4,128,266

Hotels and Motels - 3.1%
       858,275  Starwood Hotels & Resorts Worldwide, Inc. ....        18,916,381

Insurance Brokers - 1.0%
       105,190  Hilb, Rogal and Hamilton Co. .................         6,093,657

Internet Brokers - 3.3%
     3,057,975  E*TRADE Group, Inc.* .........................        19,968,577

Medical - Biomedical and Genetic - 1.4%
       464,865  Inhale Therapeutic Systems, Inc.* ............         8,135,137

Medical - Drugs - 5.4%
       223,095  OSI Pharmaceuticals, Inc.* ...................        10,190,980
       476,140  Sepracor, Inc.* ..............................        22,588,082

                                                                      32,779,062

Medical - HMO - 0.9%
       135,370  Anthem, Inc.* ................................         5,669,296

Medical - Hospitals - 5.4%
       758,305  Community Health Care* .......................        18,957,625
       233,665  Tenet Healthcare Corp.* ......................        13,440,411

                                                                      32,398,036

Medical Products - 2.6%
     2,741,676  Smith & Nephew PLC ...........................        15,420,698

Oil - Field Services - 1.5%
       370,685  Halliburton Co. ..............................         9,152,213

Oil Companies - Exploration and Production - 2.4%
       253,560  Anadarko Petroleum Corp. .....................        14,465,598

Oil Companies - Integrated - 1.9%
       410,167  PanCanadian Energy Corp.
                  - New York Shares* .........................        11,426,561

Property and Casualty Insurance - 2.7%
       185,835  XL Capital Ltd. - Class A ....................        16,141,628

Radio - 3.8%
     1,379,575  Hispanic Broadcasting Corp.* .................        23,121,677

Real Estate Management/Services - 1.0%
       219,805  LNR Property Corp. ...........................         6,055,628

Reinsurance - 5.8%
        14,855  Berkshire Hathaway, Inc. - Class B* ..........        34,968,670

Resorts and Theme Parks - 0.8%
       432,490  Six Flags, Inc.* .............................         5,103,382

Retail - Bookstore - 1.6%
       257,130  Barnes and Noble, Inc.* ......................         9,449,528

Retail - Discount - 1.9%
       304,175  Costco Wholesale Corp.* ......................        11,506,940

Semiconductor Components/Integrated Circuits - 3.5%
       394,505  TriQuint Semiconductor, Inc.* ................         6,974,848
     1,527,310  Vitesse Semiconductor Corp.* .................        14,417,806

                                                                      21,392,654

Television - 0.7%
       164,765  Univision Communications, Inc. - Class A* ....  $      4,119,125

Therapeutics - 1.0%
       706,520  Amylin Pharmaceuticals, Inc.* ................         5,729,877

Transportation - Air Freight - 3.0%
     1,392,010  Atlas Air Worldwide Holdings, Inc.* ..........        17,970,849
--------------------------------------------------------------------------------
Total Common Stock (cost $485,307,100) .......................       500,691,300
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Repurchase Agreement - 8.2%
$   49,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $49,703,631
                  collateralized by $55,762,926
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $50,694,067
                  (cost $49,700,000) .........................        49,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.8%
                Federal Home Loan Bank System:
    26,000,000    2.33%, 11/16/01 ............................        25,974,758
    45,000,000    2.25%-2.26%, 12/12/01 ......................        44,884,460
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $70,859,218) ..        70,859,218
--------------------------------------------------------------------------------
Total Investments (total cost $605,866,318) - 103.1% .........       621,250,518
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1%)     (18,947,520)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    602,302,998
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Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.6%        $     16,141,628
Brazil                                              3.9%              23,886,892
Canada                                              1.8%              11,426,561
United Kingdom                                      2.5%              15,420,698
United States++                                    89.2%             554,374,739
--------------------------------------------------------------------------------
Total                                             100.0%        $    621,250,518

++Includes Short-Term Securities (69.8% excluding Short-Term Securities)

See Notes to Schedule of Investments.

                                           Janus Orion Fund  October 31, 2001  3

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    605,866

Investments at value                                                $    621,251
  Cash                                                                     2,005
  Receivables:
    Fund shares sold                                                         344
    Dividends                                                                200
    Interest                                                                   4
  Other assets                                                                 1
--------------------------------------------------------------------------------
Total Assets                                                             623,805
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 20,135
    Fund shares repurchased                                                  572
    Advisory fees                                                            331
    Transfer agent fees and expenses                                         114
  Accrued expenses                                                           350
--------------------------------------------------------------------------------
Total Liabilities                                                         21,502
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Net Assets                                                          $    602,303
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          115,660

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Net Asset Value Per Share                                           $       5.21
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See Notes to Financial Statements.

4  Janus Orion Fund  October 31, 2001

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Income:
  Interest                                                          $      5,585
  Dividends                                                                1,903
  Foreign tax withheld                                                     (123)
--------------------------------------------------------------------------------
Total Investment Income                                                    7,365
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,954
  Transfer agent fees and expenses                                         2,352
  Registration fees                                                           74
  Postage and mailing expenses                                               225
  Custodian fees                                                              73
  Printing expenses                                                          318
  Audit fees                                                                  18
  Trustees' fees and expenses                                                  5
  Other expenses                                                              24
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Total Expenses                                                             8,043
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Expense and Fee Offsets                                                    (184)
--------------------------------------------------------------------------------
Net Expenses                                                               7,859
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (494)
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Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (626,532)
  Net realized gain/(loss) from foreign
    currency transactions                                                  (490)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     164,704
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (462,318)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (462,812)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Orion Fund  October 31, 2001  5

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001         2000(1)
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      (494)   $       3,028
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (627.022)        (18,374)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      164,704       (149,320)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (462,812)       (164,666)
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (2,246)              --
  Dividends (in excess of net investment income)*                           (494)              --
  Net realized gain from investment transactions*                              --              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (2,740)              --
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             326,303       1,499,164
  Reinvested dividends and distributions                                    2,669              --
  Shares repurchased                                                    (388,745)       (206,870)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (59,773)       1,292,294
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (525,325)       1,127,628
Net Assets:
  Beginning of period                                                   1,127,628              --
-------------------------------------------------------------------------------------------------
  End of period                                                      $    602,303    $  1,127,628
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  1,231,821    $  1,292,582
  Accumulated net investment income/(loss)*                                     3           2,740
  Accumulated net realized gain/(loss) from investments*                (644,905)        (18,374)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                          15,384       (149,320)
-------------------------------------------------------------------------------------------------
                                                                     $    602,303    $  1,127,628
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              49,464         149,794
  Reinvested distributions                                                    369              --
-------------------------------------------------------------------------------------------------
Total                                                                      49,833         149,794
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (62,198)        (21,769)
Net Increase/(Decrease) in Fund Shares                                   (12,365)         128,025
Shares Outstanding, Beginning of Period                                   128,025              --
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         115,660         128,025
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  1,325,728    $  1,360,684
  Proceeds from sales of securities                                     1,442,333         113,860
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Orion Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year or period ended October 31                                       2001         2000(2)

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $       8.81    $      10.00
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                 --             .02
  Net gain/(loss) on securities
   (both realized and unrealized)                                          (3.58)          (1.21)
-------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (3.58)          (1.19)
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                (.02)(3)              --
  Distributions (from capital gains)*                                          --              --
-------------------------------------------------------------------------------------------------
Total Distributions                                                         (.02)              --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       5.21    $       8.81
-------------------------------------------------------------------------------------------------
Total Return**                                                           (40.69)%        (11.90)%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $    602,303    $  1,127,628
Average Net Assets for the Period (in thousands)                     $    762,142    $  1,086,834
Ratio of Gross Expenses to Average Net Assets***(1)                         1.06%           1.14%
Ratio of Net Expenses to Average Net Assets***(1)                           1.03%           1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.06)%           0.82%
Portfolio Turnover Rate***                                                   206%             35%

(1) See "Explanation of the Charts and Tables."
(2) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(3) Dividends (from net investment income) may include Dividends (in excess of net investment income) less than $0.01 per share.
  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                           Janus Orion Fund  October 31, 2001  7

Notes to Schedule of Investments


* Non-income-producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Orion Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Orion Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                           Janus Orion Fund  October 31, 2001  9

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Orion Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
     $ 13,472                      $10,106                       $513,615
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                          Janus Orion Fund  October 31, 2001  11

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
         Income               Gains and Losses                Capital
--------------------------------------------------------------------------------
        $497,115                   $490,671                 $(987,786)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2008 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)     Appreciation
--------------------------------------------------------------------------------
$(636,252,400)    $614,519,345   $33,091,748    $(26,360,575)       $6,731,173
--------------------------------------------------------------------------------

12  Janus Orion Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                          Janus Orion Fund  October 31, 2001  13

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Orion Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Orion Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 2000 (inception) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                                          Janus Orion Fund  October 31, 2001  15

Notes


16  Janus Orion Fund  October 31, 2001

Notes


                                          Janus Orion Fund  October 31, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      OR62-12/01